FIFTH AMENDMENT TO REVOLVING NOTE

Dayton, Ohio                                                    March 24 , 2000

     On June 13, 1994, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (" Borrower"), executed and delivered a Revolving Note to PNC BANK, NATIONAL ASSOCIATION (successor by merger to PNC Bank, Ohio, National Association) (" Bank"), in the original principal amount of $1,100,000.00 (as amended by the Amendment to Revolving Note dated March 31, 1995, by the Second Amendment to Revolving Note dated July 1, 1995, by the Third Amendment to Revolving Note dated as of July 1, 1998 and by the Fourth Amendment to Revolving Note dated as of May 3, 1999, the "Note").

     By this Fifth Amendment to Revolving Note, the first sentence of the second full paragraph of the Note is deleted and replaced with the following: "The outstanding principal balance of this Note will bear interest as provided in
Section 2. l-of the Credit Agreement."

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect.

     Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Lender, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Lender for the amount of principal and interest and expenses then appearing due from Borrower under the Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Lender may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Lender.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                     WHITEFORD FOODS VENTURE, L. P.,
                                     a Texas limited partnership

                                     By: G/W FOODS, INC., its general partner,
                                         a Texas corporation .


                                     By: /s/Albert D. Greenaway
                                     --------------------------
                                     Print Name: Albert D. Greenaway
                                     Title:  President

ACCEPTED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/Timothy P. Kelly
---------------------
Print Name: Timothy P. Kelly
Title: Vice President


STATE OF Ohio      )
                   )   ss:
                   )
COUNTY OF Darke

     The foregoing instrument was acknowledged before me this 28th day of March, 2000 by Albert D. Greenaway a duly authorized officer of G/W Foods, Inc., a Texas corporation, on behalf of the corpora; ion as general partner of Whiteford Foods Venture, L. P., a Texas limited partnership.

                                            /s/Sharon K. Henry
                                            ------------------
                                            Printed Name: Sharon K. Henry
                                            Notary Public
                                            My commission expires: Mav 4, 2000


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
                        FIFTH AMENDMENT TO REVOLVING NOTE

Dayton, Ohio                                                      March 24, 2000

     On June 13, 1994, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (" Borrower"), executed and delivered a Revolving Note to THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation (" Bank"), in the original principal amount of $1,100,000.00 (as amended by the Amendment to Revolving Note dated March 31, 1995, by the Second Amendment to Revolving Note dated July 1, 1995, by the Third Amendment to Revolving Note dated as of July 1, 1998 and by the Fourth Amendment to Revolving Note dated as of May 3, 1999, the "Note").

     By this Fifth Amendment to Revolving Note, the first sentence of the second full paragraph of the Note is deleted and replaced with the following: "The outstanding principal balance of this Note will bear interest as provided in
Section 2.1. of the Credit Agreement."

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect.

     Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Lender, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Lender for the amount of principal and interest and expenses then appearing due from Borrower under the Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Lender may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Lender.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINiT YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REG ARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNJlD GOODS. FAULTY GOODS. FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                     WHITEFORD FOODS VENTURE, L. P.,
                                     a Texas limited partnership

                                     By: G/W FOODS, INC., its general partner,
                                         a Texas corporation .


                                     By: /s/Albert D. Greenaway
                                     --------------------------
                                     Print Name: Albert D. Greenaway
                                     Title:  President


ACCEPTED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/Patty Hable
---------------------
Print Name: Patty Hable
Title: Vice President


STATE OF    Ohio      )
                      )   ss:
                      )
COUNTY OF Darke

     The foregoing instrument was acknowledged before me this 28th day of March, 2000 by Albert D. Greenaway a duly authorized officer of G/W Foods, Inc., a Texas corporation, on behalf of the corpora; ion as general partner of Whiteford Foods Venture, L. P., a Texas limited partnership.

                                            /s/Sharon K. Henry
                                            ------------------
                                            Printed Name: Sharon K. Henry
                                            Notary Public
                                            My commission expires: Mav 4, 2000


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